UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 15, 2005

                             CARSUNLIMITED.COM, INC.
             (Exact name of registrant as specified in its charter)

           Nevada                     000-28195                 11-3535204
---------------------------    -----------------------    ----------------------
(State or other Jurisdiction   (Commission File Number)   (IRS Employer ID No.)
     of Incorporation)

                         444 Madison Avenue, 18th Floor
                            New York, New York 10022
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 308-2233

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Modification of a Material Definitive Agreement.

As of August 15, 2005, Carsunlimited.com, Inc. ("Cars" or the "Registrant") entered into a letter agreement ("Extension Letter") with Innopump, Inc. in which the parties agreed to amend the Agreement and Plan of Merger dated as of June 10, 2005 by and among the Registrant, Pump Acquisition Corp., a wholly-owned subsidiary of the Registrant ("PAC"), Innopump, Inc., and certain Innopump stockholders (the "Agreement"). The parties agreed to modify Section
5.2.7 of the Agreement by extending the date by which Cars was required to have no less than $4.0 million in cash or cash equivalents and no more than $80,000 in liabilities from August 15, 2005 to September 15, 2005 ("Liquidity Condition"). In the event that the Registrant cannot satisfy the Liquidity Condition by September 9, 2005, Cars shall be obligated to deliver Innopump $425,000 as a secured loan. After satisfying the Liquidity Condition, the Registrant shall advance Innopump $1,000,000 prior to closing in order for Innopump to cover its expenses for a period of 90 days.

The Extension Letter was subject to the consent and approval of Ocean Drive Opportunities Fund, LLC, a current creditor of Innopump ("Lender"), to grant to Innopump the right to force the conversion of (i) the $400,000 8% Senior Secured Convertible Promissory Note issued to the Lender on December 28, 2004 and (ii) the $300,000 8% Senior Secured Promissory Note issued to the Lender on October 19, 2004 by Sea Change (collectively, the "Notes") in accordance with the applicable terms of the $400,000 Note at any time prior to repayment thereof. Lender so consented and approved.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits.

      10.1 Letter Agreement dated as of August 15, 2005 by and between the Registrant, Innopump, Inc. and Ocean Drive Opportunities Fund, LLC.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 19, 2005

                                         CARSUNLIMITED.COM, INC.

                                     By: /s/ Daniel Myers
                                         ----------------------------------
                                         Daniel Myers
                                         Chief Executive Officer, President
                                         and Secretary